                                                                   EXHIBIT 10.17

                         COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No. 4
   ---
                                                   Void after November ___, 2004

                              AGORA DIGITAL, INC.

               WARRANT TO PURCHASE 28,676 SHARES OF COMMON STOCK
                                 _____________

     THIS CERTIFIES THAT, for value received, Comdisco, Inc. (the "Holder") is entitled to subscribe for and purchase from Agora Digital, Inc., a California corporation (the "Company"), 28,676 shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, no par value (the "Shares"), of the Company at the price of $0.8718 per share (the "Exercise Price") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is subject to the following terms and conditions:

     1.   Method of Exercise; Payment.
          ---------------------------

          (a)  Cash Exercise.  The purchase rights represented by this Warrant
               -------------
may be exercised by the Holder, in whole or in part, from time to time by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office
                              ---------
of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

          (b)  Net Issue Exercise.  In lieu of exercising this warrant pursuant
               ------------------
to Section 1(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise in which alternative No. 1 is initiated by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:


          X = Y (A-B)
              -------
                 A

Where X   =    the number of Shares to be issued to the Holder.

      Y   =    the number of Shares subject to this warrant.

      A   =    the fair market value of one share of the Company's Common Stock.

      B   =    the Exercise Price (as adjusted to the date of such calculation).

          (c)  Fair market Value.  For purposes of this Section 1, the fair
               -----------------
market value of the Company's Common Stock shall mean:

               (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street
                                                                ---------------
Journal for the ten trading days prior to the date of determination of fair
-------
market value;

               (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, fair market value of the Common Stock per share shall be the price per share as determined by the Company's Board of Directors. Receipt and acknowledgment of this warrant by the Holder shall be definitely deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Agreement.

          (d)  Stock Certificates.  In the event of any exercise of the rights
               ------------------
represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

          (e)  Condition of Exercise  Unless exercised pursuant to an effective
               ---------------------
registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the Holder in the form attached hereto as Exhibit A-1, that the Shares being issued
                                      -----------
upon exercise are being acquired for investment and not with a view to any sale or distribution thereof.

     2.   Stock Fully Paid; Reservation of Shares.  All of the Shares issuable
          ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     3.   Adjustment of Exercise Price and Number of Shares.  Subject to the
          -------------------------------------------------
provisions of Section 13 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Stock Splits, Dividends and Combinations.  In the event that the
               ----------------------------------------
Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b)  Adjustments.  If at any time the Company issues or sells any
               -----------
shares of its Common Stock (other than shares of Common Stock issued on conversion of Series A Preferred Stock or issued either directly or upon exercise of options or warrants to employees, officers, directors and independent contractors of the Company and its subsidiaries pursuant to stock purchase or stock option plans, agreements or other similar arrangements that are approved by the Board of Directors (the "Compensatory Shares") or issued either directly or upon exercise of options or warrants issued in connection with equipment lease financing or other similar financing arrangements approved by the Board of Directors (the "Lease Financing Shares") for a consideration per share less than the then effective Exercise Price, then and in each such case, the Exercise Price for the Shares will be reduced to a price (calculated to the nearest cent) determined by multiplying such applicable Exercise Price by a fraction (a) the numerator of which will be the number of shares of Common Stock outstanding (or so deemed) immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company for such issuance or sale would purchase at such applicable Exercise Price, and (b) the denominator of which will be the number of shares of Common Stock outstanding (or so deemed) immediately after the

Common Stock proposed to be issued or sold is issued or sold; provided that such fraction will in no event be greater than one (1). For purposes of this Section 3(b), the Shares, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Compensatory Shares, and the Lease Financing Shares (to the extent issued or subject to outstanding options) will be deemed to be outstanding on the date hereof.

          For the purpose of making any adjustment in the Exercise Price as provided above, the consideration received by the Company for any issuance or sale of Common Stock will be computed:

                    (A) to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issuance or sale;

                    (B) to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors; and

                    (C) if Common Stock is issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Common Stock.

          If the Company (a) grants any rights or options (other than rights or options issued in connection with the Compensatory Shares and the Lease Financing Shares) to subscribe for, purchase, or otherwise acquire shares of Common Stock, or (b) issues or sells any security convertible into shares of Common Stock, then, in each case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the granting of the rights or options or the issuance or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise or conversion of the securities, by the maximum number of shares of Common Stock issuable on the exercise of conversion. Such granting or issuance or sale will be considered to be an issuance or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this subsection, and the Exercise Price for the Shares will be adjusted as above provided to reflect (on the basis of that determination) the issuance or sale. No further adjustment of the Exercise Price for the Shares will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities, except as set forth below.

          Upon the redemption or repurchase of any such securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Exercise Price for the Shares will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common

Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Exercise Price then in effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (a) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (b) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

          (c)  Recapitalizations.  If at any time or from time to time there
               -----------------
shall be a recapitalization of the Common Stock, or Series A Preferred Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section D), provision shall be made so that the Holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which a Holder of Common Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

          (d)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company at its expense promptly will compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company, upon the written request at any time of the Holder, will furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price for the Shares at the time in effect, and
(iii) the number of shares of Common Stock which at the time would be received upon the exercise of this Warrant by the Holder.

          (e)  Reservation of Stock Issuable Upon Exercise.  The Company at all
               -------------------------------------------
times will reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as from time to time will be sufficient to effect the exercise of all then exercisable Shares; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the exercise of all then unexercised Shares, in addition to such other remedies as may be available to Holder for such failure, the Company will take such corporate action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purpose.

          (f)  Notices.  Upon any adjustment of the Exercise Price and any
               -------
increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with

Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

     4.   Registration Rights.  The Company hereby covenants and agrees as
          -------------------
follows:

          (a)  Definitions. As used in this Section 4, the following terms shall
               -----------
have the following respective meanings:

               (i) "Public Offering" means any registered offering of the Company's securities solely for cash, other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or
(iii) solely in connection with a Rule 145 transaction under the 1933 Act. "Initial Public Offering" means the Company's first Public Offering.

               (ii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

               (iii)  The term "Registrable Securities" means: (i) the Shares,
(ii) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock or the Common Stock Warrants dated as of January 17, 1997; and
(iii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its registration rights are not assigned.

          (b)  Piggy-back Registration Rights.
               ------------------------------

               (i)    Piggy-back Rights.  If (but without any obligation to do
                      -----------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Holder) any of its securities in connection with a Public Offering, the Company shall promptly give Holder written notice of such registration, at least 30 days prior to the filing of any registration statement under the Securities Act of 1933, as amended (hereinafter, the "1933 Act"), together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of Holder given within 20 days after delivery of such written notice by the Company, the Company shall, subject to the provisions of Section 4(b)(ii) below, use its best efforts to cause to be registered under the 1933 Act all of the Shares that Holder has requested to be registered. If Holder decides not to include all of its Shares in any registration statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any of its Shares in any subsequent registration statement or statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (ii)   Underwriting Requirements in Piggy-back Registration.  If
                      ----------------------------------------------------
the registration statement under which the Company gives notice under this
Section 4(b) is for an underwritten offering, the Company shall so advise Holder. The right of Holder to registration pursuant to Section 4(b)(i) above shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Shares in the underwriting to the extent provided herein. Holders of Registrable Securities proposing to distribute their securities through such underwriting (each, a "Participating Holder") shall (together with the Company and any other holders of Company securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4(b), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Shares from such registration and underwriting. Further, notwithstanding anything to the contrary herein, no reduction shall be made with respect to securities offered by the Company for its own account under this Section 4(b). The Company shall so advise all persons requesting registration, and the number of shares of securities that may be included in the registration and underwriting shall be allocated in the following manner. The number of shares that may be included in the registration and underwriting shall be allocated (i) first to the Company; (ii) second to the Participating Holders, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders; and (iii) third, to any other shareholders of the Company (other than Participating Holders) on a pro rata basis. In no event shall the amount of securities of the selling Participating Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Public Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     5.   Reports Under Securities Exchange Act of 1934 as amended (hereinafter
          ---------------------------------------------------------------------
"1934 Act"). With a view of making available to Holder the benefits of Rule 144
-----------
promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days following the effective date of the registration statement filed by the Company in connection with its Initial Public Offering;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable Holder to utilize Form S-3 for the sale of the Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the registration of the Company's Initial Public Offering is declared effective;

          (c) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

          (d) furnish to Holder, so long as Holder owns any Shares, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the registration statement filed by the Company in connection with its Initial Public Offering), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC or any state securities authorities which permits the selling of any such securities without registration or pursuant to such form.

     6.   Information Rights.
          ------------------

          (a) As long as Holder holds the Shares, the Company will deliver it the following information and reports:

               (i) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, an audited balance sheet of the Company as of the end of such year and audited statements of income, shareholders' equity and changes in statement of cash flow for such year, which year end financial reports will be in reasonable detail and will be accompanied by a report and opinion thereon of independent public accountants of nationally recognized standing selected by the Company.

               (ii) As soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and statements of income and cash flow for each quarter and for the current fiscal year to date, including comparisons to that fiscal year's Annual Plan of results for the quarter, and year-to-date and to the prior year comparable period, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments need not be made.

          (b) Holder agrees to, and to use its best efforts to insure that its authorized representatives, keep confidential the information provided to it pursuant to Section 6(a) above and any other information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Holder may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Holder for the purpose of evaluating its investing in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 6.

     7.   Restrictions on Transfer.
          ------------------------

          (a) Holder agrees not to make any disposition of all or any portion of the Shares or the Warrant unless and until:

               (i) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and the transferee has agreed in writing to be bound by this Section 7. If reasonably requested by the Company, Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of the Shares or rights to acquire Shares do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owners, and shall terminate as to any particular Shares when a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     8.   Market Standoff Agreement.  Holder agrees, in connection with the
          -------------------------
Company's Initial Public Offering that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the underwriters; provided that such covenants shall apply only if each officer and director of the Company who owns at least 1% of the Common Stock of the Company (on a fully diluted basis) also agrees to such restrictions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the

Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     9.   Legends.
          -------

          (a) All certificates evidencing the Shares upon exercise of this Warrant, will bear the following legends:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A "NO-ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER, (C) THEY ARE SOLD IN COMPLIANCE WITH RULE 144 OR RULE 144A UNDER THE ACT, OR (D) OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PRESENTED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN WARRANT NO. ______ DATED NOVEMBER ___, 1997, A COPY OF WHICH IS ON FILE WITH THE
          SECRETARY OF THE COMPANY.

          (b) The certificates evidencing the Shares will also bear any legend required by the Commissioner of Corporations of the State of California or required pursuant to any state, local or foreign law governing such securities.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of Holder thereof if Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          (d) Subject to this Section 9, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

     10.  Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     11.  Representations and Warranties by the Company.
          ---------------------------------------------

          (a)  Due Authority.  The execution and delivery by the Company of this
               -------------
Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire Shares, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant is not inconsistent with the Company's Amended and Restated Articles of Incorporation, and does not contravene any law or governmental rule, regulation or order applicable to it, and does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. This Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its respective terms.

          (b)  Consents and Approvals.  No consent or approval of, giving of
               ----------------------
notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings shall be made by the time required thereby.

          (c)  Issued Securities.  All issued and outstanding shares of Common
               -----------------
Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws.

          (d)  Other Commitments to Register Securities.  Except as set forth
               ----------------------------------------
herein and in the Investor Rights Agreement dated as of January 17, 1997, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

          (e)  Exempt Transaction.  Subject to the accuracy of the Holder's
               ------------------
representations in this Section 11 and any filing necessary to obtain a state securities law exemption, the issuance of Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of
Section 5 of the Securities Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

          (f)  Compliance with Rule 144.  At the written request of Holder, who
               ------------------------
proposes to sell Warrant Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to Holder, within ten (10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

     12.  Representations and Warranties by the Holder.  Holder represents and
          --------------------------------------------
warrants to the Company as follows:

          (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act and the Holder has no present intention of selling or engaging in any public distribution thereof pursuant to a registration or exemption.

          (b) Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by Holder indefinitely, and that Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

          (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     13.  Rights of Stockholders.  Nothing contained herein be construed to
          ----------------------
confer upon Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     14.  Expiration of Warrant.
          ---------------------

          (a) This Warrant shall expire and shall no longer be exercisable as of (i) 5:00 p.m., California local time, on November ___, 2004; (ii) three (3) years after the Company's Initial Public Offering; or (iii) a consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the successor entity following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant); or (iv) a sale of all or substantially all of the assets of the Company; provided, however, that Section 4-9 shall survive the expiration of this Warrant and shall terminate as set forth in subsection (b) below.

          (b)  Termination of the Company's Obligations.
               ----------------------------------------

               (i) Notwithstanding any contrary provision of Section 4, the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of Holder if the Company's Common Stock is publicly traded on a national exchange (including NASDAQ) and in the opinion of counsel for the Company, the offering or transfer by Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required. Sections 5 and 7 shall also terminate upon the date that the Shares are publicly traded as set forth above.

               (ii) The Company's obligations to deliver reports and other information under Section 6 will terminate upon the closing of a sale of shares of the Company's capital stock pursuant to the Company's Initial Public Offering.

               (iii) Section 8 shall terminate 180 days after the Company's Initial Public Offering.

     15.  Miscellaneous.
          -------------

          (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

          (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

          (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors in interest of the Company or the Holder. This Warrant and all rights hereunder are not assignable or transferable by Company or Holder, except for such permitted transfers to successors in interest and in accordance with Section 7 herein, and any attempt to assign or transfer the rights hereunder shall be void and of no further effect. Upon a sale or transfer of the Shares pursuant to Section 7 herein, the rights granted to Holder in Sections 4, 5, and 6 herein shall immediately terminate with respect to the transferred Shares unless Holder obtains the written consent of Company to transfer those rights, which consent shall not be unreasonably withheld.

          (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (e) The Company shall not, by amendment of its Amended and Restated Articles of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

          (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this _______ day of November, 1997.

                                             AGORA DIGITAL, INC.


                                             By: _______________________________

                                             Title: Chief Financial Officer
                                                    ----------------------------


Acknowledged and Accepted:

COMDISCO, INC.


By:_________________________________

Title:______________________________

                                   EXHIBIT A
                                   ---------
                              NOTICE OF EXERCISE
                              ------------------

TO:  AGORA DIGITAL CORPORATION
     Attention:  President

     1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 1(b) of this Warrant and receive ____________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). ___________.

     2. The undersigned hereby elects to purchase _______________ (leave blank if you choose alternative No. 1 above) shares of Common Stock of Agora Digital Corporation pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                     ___________________________________
                                    (Name)

                     ___________________________________
                     ___________________________________
                                   (Address)

     4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares except pursuant to a registration or exemption, and all representations and warranties of the undersigned set forth in Section 12 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

                                           _____________________________________
                                           (Signature and Date)

                                           Title:_______________________________

                                  EXHIBIT A-1
                                  -----------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER   :  COMDISCO, INC.

COMPANY     :  AGORA DIGITAL CORPORATION

SECURITY    :  COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
               WARRANT ISSUED ON NOVEMBER _____, 1997

AMOUNT      :  _______________ SHARES

DATE        :  ___________________, ______

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act") except pursuant to a registration of exemption.

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year, and in some circumstances two years, after the party has held, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, and in some circumstances three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who
          -------- -------
own the stock of the Company also agree to such restrictions.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             ___________________________________
                                                        (Signature)

                                             By:________________________________

                                             Title:_____________________________

                                             Date:_______________________, 19___

                                       2